Exhibit 99.1
Contacts:
Investor Relations
Alan Roden
Verint Systems Inc.
(631) 962-9304
alan.roden@verint.com
FOR IMMEDIATE RELEASE
VERINT SYSTEMS INC. ANNOUNCES
OFFERING OF COMMON STOCK BY SELLING STOCKHOLDER
Melville, NY, January 6, 2011 — Verint® Systems Inc. (NASDAQ: VRNT) (the “Company”), a global leader in Actionable Intelligence® solutions and value-added services, announced today that Comverse Technology, Inc. (“Comverse”), the Company’s majority stockholder, commenced an offering of 2,000,000 shares of the Company’s common stock held by Comverse. In connection with the proposed offering, Comverse will grant to the underwriters an over-allotment option to purchase up to 300,000 additional shares. The Company will not receive any of the proceeds from the offering.
Credit Suisse Securities (USA) LLC (“Credit Suisse”) is sole bookrunner for the offering, with Barclays Capital Inc. and Morgan Stanley & Co. Incorporated as joint lead managers and RBC Capital Markets, LLC and Oppenheimer & Co. Inc. as co-managers.
The preliminary prospectus for the offering has been filed with the Securities and Exchange Commission (“SEC”) and is available on the SEC’s website, www.sec.gov. Alternatively, copies of the prospectus can be obtained from Credit Suisse at One Madison Avenue, New York, NY 10010, Attention: Prospectus Department, or by calling Credit Suisse at 1 (800) 221-1037.
A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Verint Systems Inc.
Verint® Systems Inc. is a global leader in Actionable Intelligence® solutions and value-added services. Our solutions enable organizations of all sizes to make timely and effective decisions to improve enterprise performance and make the world a safer place. More than 10,000 organizations in over 150 countries — including over 80% of the Fortune 100 — use Verint Actionable Intelligence solutions to capture, distill, and analyze complex and underused information sources, such as voice, video, and unstructured text. Headquartered in Melville, New York, we support our customers around the globe directly and with an extensive network of selling and support partners. Visit us at our website www.verint.com.
Cautions About Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management’s expectations that involve a number of risks and uncertainties which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Important risks, uncertainties, and other factors could cause actual results to differ materially from our forward-looking statements. The forward-looking statements contained in this press release are made as of the date of this press release and, except as required by law, Verint assumes no obligation to update or revise them or to provide reasons why actual results may differ.
VERINT, the VERINT logo, ACTIONABLE INTELLIGENCE, POWERING ACTIONABLE INTELLIGENCE, INTELLIGENCE IN ACTION, ACTIONABLE INTELLIGENCE FOR A SMARTER WORKFORCE, VERINT VERIFIED, WITNESS ACTIONABLE SOLUTIONS, STAR-GATE, RELIANT, VANTAGE, X-TRACT, NEXTIVA, EDGEVR, ULTRA, AUDIOLOG, WITNESS, the WITNESS logo, IMPACT 360, the IMPACT 360 logo, IMPROVE EVERYTHING, EQUALITY, CONTACTSTORE, EYRETEL, BLUE PUMPKIN SOFTWARE, BLUE PUMPKIN, the BLUE PUMPKIN logo, EXAMETRIC and the EXAMETRIC logo, CLICK2STAFF, STAFFSMART, AMAE SOFTWARE and the AMAE logo are trademarks and registered trademarks of Verint Systems Inc. Other trademarks mentioned are the property of their respective owners.